UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2011 (December 12, 2011)

MARTHA STEWART LIVING OMNIMEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15395	52-2187059
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West 26th Street New York, NY 10001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 827-8000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

EXPLANATORY NOTE

Martha Stewart Living Omnimedia, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) to replace the Certificate of Designations of the Series A Preferred Stock of Martha Stewart Living Omnimedia, Inc. (the “Certificate of Designations”) filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 12, 2011 (the “Original Form 8-K”). The Certificate of Designations filed as Exhibit 3.1 to the Original Form 8-K did not conform to the text of the Certificate of Designations filed with the Delaware Secretary of State. A new Exhibit 3.1 which conforms with the text of the Certificate of Designations filed with the Delaware Secretary of State is attached to this Amendment No. 1, and replaces the original Exhibit 3.1 in its entirety. The remainder of the Original Form 8-K is unaffected by this Amendment No. 1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations of the Series A Preferred Stock of Martha Stewart Living Omnimedia, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTHA STEWART LIVING OMNIMEDIA, INC.

Date: December 13, 2011	By:	/s/ Daniel Taitz
Chief Administrative Officer and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Designations of the Series A Preferred Stock of Martha Stewart Living Omnimedia, Inc.

4